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Exhibit 10.33

             FIRST AMENDMENT TO INDEPENDENT SUBCONTRACTOR AGREEMENT

     THIS FIRST AMENDMENT is made by and between Sykes Enterprises, Incorporated ("Sykes"), a Florida corporation, with offices at 400 North Ashley Drive, Tampa, Florida 33602 and Gerry L. Rogers ("Subcontractor"), with offices at
___________________________.

     WHEREAS the parties entered into that certain Independent Subcontractor Agreement effective as the 27th day of July, 2004 (the "Agreement"); and

     WHEREAS the parties desire to amend the Agreement;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledge, the parties agree that the Agreement shall be amended as follows:

     Paragraph 4 of the Agreement entitled "Invoicing" shall be deleted in its entirety and the following paragraph shall be substituted in place thereof.

               Subcontractor will be paid a retained fee of Twenty Thousand ($20,000) per month for which Subcontractor will perform 180 hours of work, as mutually agreed between the parties. Any hours of work above 180 hours per month will be billed by Subcontractor at the rate of one hundred ten dollars ($110.00) per hour worked. Subject to the satisfactory completion of the services, as determined by Sykes in its reasonable discretion, Sykes will pay Subcontractor within thirty (30) days following receipt of invoice, less any portion thereof in dispute. In the event of any disputed invoice (including disputes over whether work was performed in a satisfactory manner), Sykes and Subcontractor agree to negotiate in good faith toward a quick resolution of the dispute and payment of the mutually agreed upon amount. If the parties cannot resolve their payment dispute within ninety (90) days from the date Subcontractor presents the invoice to Sykes, such dispute shall be referred to binding arbitration in accordance with Section 14 below.

     Except as specifically set forth above, all terms and conditions of the Agreement remain unmodified and are hereby reaffirmed and restated.

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First Amendment to Independent
Subcontractor Agreement
Page 2


     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment on the respective dates written below, which shall be effective as of the 1st day of February, 2005.

SYKES ENTERPRISES, INCORPORATED         SUBCONTRACTOR


Signature: /s/ James T. Holder          Signature: /s/ Gerry L. Rogers
           --------------------------              -----------------------------
Name: James T. Holder                   Name: Gerry L. Rogers
Title: Vice President                   Title: Principal Consultant
Date: July 27, 2004                     Date: July 27, 2004